                                                                   Exhibit 10.50


                                                                [EXECUTION COPY]


                              LIMITED GUARANTY AGREEMENT


     THIS LIMITED GUARANTY AGREEMENT ("this Agreement") dated as of November 12, 1997, is executed by JOHN W. KLUGE, an individual ("Kluge"), and STUART SUBOTNICK, an individual ("Subotnick") (Kluge and Subotnick being sometimes hereinafter referred to collectively as the "Guarantors" or individually as a "Guarantor"), in favor of AMSOUTH BANK, an Alabama banking corporation (the "Lender").


                                       RECITALS

     A. Capitalized terms used in these Recitals have the meanings given them above and in Section 2.

     B. Lender and Snapper, Inc., a Georgia corporation (the "Borrower"), have heretofore entered into a Credit Agreement dated November 26, 1996, as the same has heretofore been amended (the "Original Credit Agreement"), under the terms of which the Lender has extended certain credit to the Borrower.

     C. The Borrower, the Guarantors and Metromedia International Group, Inc., a Delaware corporation (the "Stockholder"), which is the holder of all the outstanding capital stock of the Borrower, have requested that the Commitment Amount (as defined in the Original Credit Agreement) be increased from $55,000,000 to $80,000,000 and that certain other changes be made in the Original Credit Agreement and in the Credit Documents, as heretofore amended.

     D. The Lender is willing to consent to the requested increase in the Commitment Amount and to the other requested changes in the Original Credit Agreement and in the other Credit Documents, on the condition, among others, that the Guarantors execute and deliver this Limited Guaranty Agreement (this "Agreement").


                                      AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing Recitals, and to induce the Lender to enter into with the Borrower an Amended and Restated Credit Agreement of even date herewith (the "Credit Agreement") and to extend additional credit to the Borrower under the Credit Documents, the Guarantors covenant and agree with the Lender as follows:

     SECTION I. RULES OF CONSTRUCTION. This Agreement is subject to the rules of construction set forth in the Credit Agreement.

     SECTION II. DEFINITIONS. As used in this Agreement capitalized terms not otherwise defined herein have the meanings defined for them in the preamble to this Agreement, in the Recitals hereto and in the Credit Agreement, and the term "Maximum Guaranty Amount" means the maximum amount of the Guarantors' joint and several liability to the Lender under this Agreement, which shall be an amount equal to the sum of (1) the lesser of (A) the aggregate amount of the Obligations outstanding upon the maturity thereof, whether by acceleration or otherwise, and (B) $10,000,000, plus (2) interest on the amount determined under clause (1) of this definition at the Default Rate from the date demand for payment thereof is made by the Lender on the Guarantors or either of them until payment in full under the terms of this Agreement, plus (3) any and all enforcement expenses incurred by the Lender in enforcing the obligations of the Guarantors or either of them under this Agreement as provided in Section 8.

     SECTION III. GUARANTY OF OBLIGATIONS. Subject to the Maximum Guaranty Amount, the Guarantors hereby, jointly and severally, guarantee to the Lender the due and punctual payment of the Obligations, when and as the same shall become due and payable (whether by acceleration or otherwise). Notwithstanding anything to the contrary elsewhere contained in this Agreement, the maximum aggregate liability of the Guarantors to the Lender under this Agreement shall not exceed the Maximum Guaranty Amount; however, any payment made by either of the Guarantors under this Agreement shall be effective to reduce or discharge such Guarantor's liability hereunder only if accompanied by a written transmittal document sent to the Lender at its address specified in or pursuant to Section 13, advising the Lender that such payment is made under this Agreement for such purpose.

     SECTION IV.    NATURE OF GUARANTY.

     A. Subject to the Maximum Guaranty Amount, the guaranty provided for in this Agreement is an absolute, unconditional, irrevocable, joint and several and present guaranty of payment and not of collectibility and is in no way conditioned upon or limited by: (1) any attempt to collect from the Borrower or any other Obligor; or (2) the exercise of any other rights, powers or remedies the Lender may have against any Obligor; or (3) any resort to any other Property; or (4) whether any of the Obligations are enforceable against the Borrower (including whether any interest and charges accruing after the filing of a petition in bankruptcy may be enforceable); or (5) any other action, occurrence or circumstance whatsoever.

     B. If the Borrower shall fail to pay any of the Obligations, when and as the same shall become due and payable, the Guarantors shall on demand forthwith pay such Obligations, in lawful money of the United States immediately available in Birmingham, Alabama, directly to the Lender at its address specified in or pursuant to Section 13.

     SECTION V. CREDIT DOCUMENTS. The Guarantors shall be bound by all the provisions (including any provisions waiving notice and agreeing to pay costs and expenses of collection in the event of default and any terms providing for the ARBITRATION OF DISPUTES and preservation of foreclosure remedies) appearing on the face of any of the Credit Documents just as though the Guarantors had signed them. Without limiting the generality of the foregoing, the Guarantors agree to be bound by Section 8.16 of the Credit Agreement, entitled "ARBITRATION; DISPUTE RESOLUTION; PRESERVATION OF FORECLOSURE REMEDIES."

     SECTION VI. NATURE OF OBLIGATIONS. Subject to the Maximum Guaranty Amount, the obligations and liabilities of the Guarantors under this Agreement are primary obligations of the Guarantors, are joint and several, absolute, unconditional and irrevocable, shall not be subject to any counterclaim, recoupment, set-off, reduction or defense based on any claim that the Guarantors or either of them may have against the Lender (other than the defense of payment or performance), any Obligor or any of their respective affiliates, and shall remain in full force and effect until terminated in accordance with Section 16 (subject to reinstatement as provided in Section 17), without regard to, and without being released, discharged, impaired, modified or in any way affected by, the occurrence from time to time of any event, circumstance or condition, including any one or more of the following, whether or not with notice to, or the consent of, the Guarantors or either of them: (a) the invalidity or unenforceability, in whole or in part, of any of the Credit Documents; (b) any failure or refusal to give notice to the Guarantors or either of them of the occurrence of any event of default under any of the Credit Documents; (c) any modification, amendment or supplement (whether material or otherwise) of any obligation, covenant or agreement contained in any of the Credit Documents or of the terms of payment of any of the Obligations or the interest rate applicable thereto; (d) any assignment or transfer (whether voluntarily or by operation of law) of the Loan or of any of the Credit Documents or of any interest therein or thereunder; (e) any compromise, settlement, release or termination of any of the obligations or agreements of any Obligor under any of the Credit Documents;
(f) any waiver of the payment, performance or observance of any Obligor's obligations or agreements under any of the Credit Documents; (g) any consent, extension, indulgence or other action or inaction (including any lack of diligence or failure to mitigate damages) with respect to any of the Credit Documents, or any exercise or non-exercise of any right, power, remedy or privilege with respect to any of the Credit Documents; (h) any failure or omission to exercise any right, power, privilege or remedy under any of the Credit Documents; (i) any extension of time for payment or performance of any of the Obligations or any other obligations or agreements under any of the Credit Documents; (j) any furnishing or accepting of additional Property, or any release, modification, substitution, nonexistence, invalidity or lack of value of any Property; (k) the death of, voluntary or involuntary liquidation, reorganization or dissolution of, sale or other disposition of all or substantially all the assets of, or the marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, merger, consolidation, other reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, any Obligor or any of such Obligor's assets, or any action taken by any trustee, receiver, custodian or other officer with similar powers (collectively, a "custodian") or by any court in any such proceeding, or the disaffirmance, rejection or postponement in any such proceeding of any Obligor's obligations under any of the Credit Documents; (l) any failure of the Lender, upon the occurrence of any of the events specified in Section 6(k), to file a claim or proof of claim or otherwise pursue any of its remedies in any proceeding resulting from such event; (m) any release or discharge (by act or omission of the Lender, operation of law or otherwise) of any Obligor from the performance or observance of any obligation, agreement or condition to be performed by such Obligor under any of the Credit Documents; (n) any limitation on or exculpation from the liabilities or obligations of any Obligor under any of the Credit Documents (whether pursuant to the terms of any of the Credit Documents or otherwise), any termination, cancellation, invalidity or unenforceability, in whole or in part, of any of the Credit Documents or any limitation that may now or hereafter exist with respect to any of the Credit Documents; (o) any failure on the part of any Obligor fully to perform or to comply with any provision of any of the Credit Documents; (p) any claim of the Guarantors against any Obligor;
(q) any understanding or agreement that any other person was or is to execute this Agreement, any similar agreement or any of the Credit Documents or otherwise become liable, in whole or in part, for any of the Obligations;
(r) any understanding or agreement that any other person was or is to grant any Property, in whole or in part, to secure any of the Obligations; (s) any defense or counterclaim that the Borrower may assert with respect to any of the Obligations, including failure of consideration, breach of warranty, fraud, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction and usury; or (t) any other circumstance, occurrence or condition, whether similar or dissimilar to any of the foregoing, that might be raised in avoidance of, or in defense against an action to enforce, the obligations of the Guarantors or either of them under this Agreement, other than the defense of discharge by payment in full; PROVIDED, THAT notwithstanding the foregoing, no material amendment, waiver or modification that affects the Obligations may be made without the prior written consent of the Guarantors.

     SECTION VII. WAIVERS BY GUARANTORS. Each of the Guarantors, insofar as such Guarantor's obligations under this Agreement are concerned and to the extent not otherwise prohibited by applicable law:

     A. unconditionally waives: (1) notice of the execution and delivery of the Credit Documents; (2) notice of the Lender's acceptance of and reliance on this Agreement or of the extension by the Lender to or for the account of the Borrower of any loans, forbearances, advances, disbursements or other extensions of credit included in the Obligations (including the Loan), or the payment by any Obligor of any sums with respect to any of the Obligations; (3) notice of any of the matters referred to in Section 6; (4) all notices required by statute, rule of law or otherwise to preserve any rights against the Guarantors or either of them hereunder, including any demand, proof or notice of non-payment of any Obligation by any Obligor and notice of any failure on the part of any Obligor to perform or comply with any provision of any of the Credit Documents; (5) any right to the enforcement, assertion or exercise of any right, power or remedy under or with respect to any of the Credit Documents; and (6) any requirement that any Obligor be joined as a party to any proceeding for the enforcement of any provision of the Credit Documents, any requirement of diligence on the part of the Lender and any requirement on the part of the Lender to mitigate any damages resulting from any non-payment of any Obligation or any default or event of default under any of the Credit Documents; and

     B. agrees that such Guarantor will not assert or attempt to enforce any right that such Guarantor may now or hereafter have, whether at law, in equity or otherwise (including any right of indemnity, contribution, reimbursement, marshalling or subrogation), to recover from the Borrower, or from any other person that may now or hereafter have such a right to recover from the Borrower, any amounts paid by the Guarantors, or either of them, to satisfy, in whole or in part, the Obligations, and such Guarantor hereby waives and relinquishes any such right until the Obligations have been paid in full. This Section 7(b) is for the benefit of the Borrower as well as the Lender and may be enforced by the Borrower. Subject to the prior, final and indefeasible payment in full of all Obligations and to the extent of payments received by the Lender from the Guarantors on account of the Obligations, the Guarantors shall be subrogated to the rights of the Lender to receive payments or distributions of cash, property or securities of the

Borrower applicable to the Obligations.

     SECTION VIII. ENFORCEMENT EXPENSES. The Guarantors shall, jointly and severally, indemnify and hold harmless the Lender against any loss, liability or expense, including reasonable attorneys' fees and disbursements and any other fees and disbursements, that may result from any failure of the Guarantors or either of them to pay any Obligation when and as due and payable hereunder or that may be incurred by or on behalf of the Lender in enforcing any obligation of the Guarantors or either of them hereunder.

     SECTION IX. DELAY AND WAIVER BY LENDER. No delay in the exercise of, or failure to exercise, any right, power or remedy accruing upon any default or failure of the Guarantors or either of them in the performance of any obligation under this Agreement shall impair any such right, power or remedy or shall be construed to be a waiver thereof, but rather any such right, power or remedy may be exercised from time to time and as often as the Lender deems expedient. In order to entitle the Lender to exercise any right, power or remedy reserved to it in this Agreement, it shall not be necessary to give any notice to the Guarantors or either of them. If the Guarantors or either of them defaults in the performance of any obligation hereunder, and such default is thereafter waived by the Lender, such waiver shall be limited to the particular default so waived. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing executed by a duly authorized officer of the Lender.

     SECTION X. SUBMISSION TO JURISDICTION. Each of the Guarantors irrevocably (a) acknowledges that this Agreement will be accepted by the Lender and performed by the Guarantors in the State of Alabama; (b) submits to the jurisdiction of each state or federal court sitting in Jefferson County, Alabama (collectively, the "Courts") over any suit, action or proceeding arising out of or relating to this Agreement (to enforce the arbitration provisions hereof or, if the arbitration provisions are found to be unenforceable, to determine any issues arising out of or relating to this Agreement) or any of the other Credit Documents to which the Guarantors or either of them is now or hereafter a party (individually, an "Agreement Action"); (c) waives, to the fullest extent permitted by law, any objection or defense that said Guarantor may now or hereafter have based on improper venue, lack of personal jurisdiction, inconvenience of forum or any similar matter in any Agreement Action brought in any of the Courts; (d) agrees that final judgment in any Agreement Action brought in any of the Courts shall be conclusive and binding upon said Guarantor and may be enforced in any other court to the jurisdiction of which said Guarantor is subject, by a suit upon such judgment; (e) consents to the service of process on said Guarantor in any Agreement Action by the mailing of a copy thereof by registered or certified mail, postage prepaid, to said Guarantor at said Guarantor's address designated in or pursuant to Section 13; (f) agrees that service in accordance with Section 10(e) shall in every respect be effective and binding on said Guarantor to the same extent as though served on said Guarantor in person by a person duly authorized to serve such process; and
(g) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE "FAIR WARNING" TO SAID GUARANTOR THAT THE EXECUTION OF THIS AGREEMENT MAY SUBJECT SAID GUARANTOR TO THE JURISDICTION OF EACH STATE OR FEDERAL COURT SITTING IN JEFFERSON COUNTY, ALABAMA

WITH RESPECT TO ANY AGREEMENT ACTIONS, AND THAT IT IS FORESEEABLE BY SAID GUARANTOR THAT SAID GUARANTOR MAY BE SUBJECTED TO THE JURISDICTION OF SUCH COURTS AND MAY BE SUED IN THE STATE OF ALABAMA IN ANY AGREEMENT ACTIONS. Nothing in this Section 10 shall limit or restrict the Lender's right to serve process or bring Agreement Actions in manners and in courts otherwise than as herein provided.

     SECTION XI. SET-OFF. In addition to all liens upon, and rights of set-off against, any moneys, securities or other property of the Guarantors or either of them given to the Lender by law, the Lender shall have a lien upon and a right of set-off against all moneys, securities and other property of the Guarantors or either of them now or hereafter in the possession of, or on deposit with, the Lender, whether held in a general or special account or deposit, for safekeeping or otherwise; and every such lien and right of set-off may be exercised without demand upon or notice to the Guarantors or either of them.

     SECTION XII. TOLLING OF STATUTE OF LIMITATIONS. Any act or circumstance that shall toll any statute of limitations applicable to the Obligations shall also toll the statute of limitations applicable to the liability of the Guarantors for the Obligations under this Agreement.

     SECTION XIII.  NOTICES.

     A. Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with, the Guarantors or either of them or the Lender must (except as otherwise expressly provided in this Agreement) be in writing and be delivered by one of the following methods: (1) by personal delivery at the hand-delivery address specified below, (2) by first-class, registered or certified mail, postage prepaid, addressed as specified below, or (3) sent by facsimile transmission to the number specified below.

     B. the hand-delivery address, mailing address and facsimile transmission number for receipt of notice or other documents by the parties hereto are as follows:

          (i)    John W. Kluge:
                 -------------

                 By hand or mail:       c/o Metromedia Company
                                        215 East 67th Street
                                        New York, New York  10021

                 By facsimile:

                 With a copy to:        Metromedia Company
                                        One Meadowlands Plaza
                                        East Rutherford, New Jersey  07076
                                        Attention:  General Counsel

                 By facsimile:          (201) 531-2803

          (ii)   STUART SUBOTNICK:
                 ----------------

                 By hand or mail:       c/o Metromedia Company
                                        215 East 67th Street
                                        New York, New York  10021

                 By facsimile:          (212) 606-4337

                 With a copy to:        Metromedia Company
                                        One Meadowlands Plaza
                                        East Rutherford, New Jersey  07076
                                        Attention:  General Counsel

                 By facsimile:          (201) 531-2803


          (iii)  LENDER:
                 ------

                 By hand:               AmSouth Bank
                                        7th Floor, AmSouth-Sonat Tower
                                        1900 5th Avenue North
                                        Birmingham, Alabama 35203
                                        Attention:  S. John Lakanen

                 By mail:               AmSouth Bank
                                        P.O. Box 11007
                                        Birmingham, Alabama  35288
                                        Attention:  S. John Lakanen

                 By facsimile:          (205) 801-0157
                                        Attention:  S. John Lakanen

                 With a copy to:        J. Kris Lowry
                                        Maynard, Cooper & Gale, P.C.
                                        1901 Sixth Avenue North
                                        2400 AmSouth/Harbert Plaza
                                        Birmingham, Alabama 35203-2602

                 By facsimile:          (205) 254-1999


Any of the parties hereto may change its or his address or number for receiving any notice or other document by giving notice of the change to the other parties named in this Section 13.

     C. Any such notice or other document shall be deemed delivered when actually received by the party to whom directed (in the case of the Lender, by an executive officer thereof) at the address or number specified pursuant to this Section 13, or, if sent by mail, three Business Days after such notice or document is deposited in the United States mail, addressed as provided above.

     D. Five Business Days' written notice to either Guarantor as provided above shall constitute reasonable notification to such Guarantor when notification is required by law; provided, however, that nothing contained in the foregoing shall be construed as requiring five Business Days' notice if, under applicable law and the circumstances then existing, a shorter period of time would constitute reasonable notice.

     SECTION XIV. SURVIVAL OF AGREEMENTS, ETC. All agreements, representations and warranties of the Guarantors and each of them hereunder shall survive the execution and delivery of this Agreement and the Credit Documents, any investigation at any time made by or on behalf of the Lender, the acceptance of the Credit Documents by the Lender and any disposition and payment of the Credit Documents.

     SECTION XV. HEIRS, SUCCESSORS AND ASSIGNS. All covenants and agreements of each of the Guarantors set forth in this Agreement shall bind such Guarantor and his heirs and assigns and shall inure to the benefit of, and be enforceable by, the Lender and its successors and assigns, including any holder of any of the Credit Documents.

     SECTION XVI. TERMINATION. This Agreement shall remain in full force and effect until the earlier to occur of the following events (a) all the Obligations shall have been paid in full and the Lender shall have no obligation to extend any further Credit to or for the account of the Borrower under the Credit Documents or (b) the Guarantors shall have paid the Maximum Guaranty Amount in full; subject, however, to the provisions of Section 17. Upon termination of this Agreement, the Lender shall return the original of this Agreement marked "Cancelled."

     SECTION XVII. REINSTATEMENT OF OBLIGATIONS. This Agreement and the obligations of the Guarantors and of each of them hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Obligations by any Obligor is rescinded or must otherwise be restored or returned to such Obligor (or paid to the creditors of such Obligor or to any custodian for such Obligor or any of the property thereof) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of such Obligor, or upon or as a result of the appointment of a custodian with respect to such Obligor or with respect to any part of the property thereof, or otherwise, all as though such payment had not been made.

     SECTION XVIII. MISCELLANEOUS. Neither this Agreement nor any provision hereof may be terminated, amended, supplemented, waived, released or modified orally, but only by an instrument in writing signed by the party (in the case of the Lender, by a duly authorized officer thereof) against which the enforcement of the termination, amendment, supplement, waiver, release or modification is sought. This Agreement shall in all respects be governed by, and construed and enforced in accordance with, Title 9 of the U.S. Code and the laws of the State of Alabama (without regard to conflict of law principles). If any provision of this Agreement or any obligation hereunder shall be held to be invalid, illegal or unenforceable, the remainder of this Agreement and any other application of such provision shall not be affected thereby. The section headings of this Agreement are for convenience only, and shall not modify, define, limit or expand the express provisions hereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument, and it shall not be necessary in making proof hereof to produce or account for more than one such counterpart. This Agreement is executed under the seal of each of the Guarantors. NO SUCH WRITTEN AMENDMENT, MODIFICATION OR SUPPLEMENT THAT WOULD (A) INCREASE THE PRINCIPAL AMOUNT OF OR RATE OF INTEREST ON THE OBLIGATIONS, (B) INCREASE THE AMOUNT OR RATE OF ANY FEE PAYABLE UNDER
SECTION 2.6(b) OR (c) OF THE CREDIT AGREEMENT, (C) EXCEPT AS MAY BE OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, RELEASE ALL OR SUBSTANTIALLY ALL OF THE PROPERTY, OR (D) WAIVE AN EVENT OF DEFAULT UNDER ANY CREDIT DOCUMENT, SHALL BE EFFECTIVE BETWEEN THE PARTIES THERETO UNLESS CONSENTED TO IN WRITING BY THE GUARANTORS.

     SECTION XIX. REPRESENTATIONS AND WARRANTIES. The Guarantors hereby represent and warrant to the Lender, to induce the Lender to accept this Agreement, as follows:

     A. NO LEGAL BAR. The execution, delivery and performance of this Agreement will not violate any Governmental Requirement or any indenture, agreement or other instrument to which the Guarantors, or either of them, is a party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Governmental Requirement or indenture, agreement or instrument.

     B. NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantors, threatened by or against the Guarantors, or either of them, or against any of their respective properties or revenues with respect to this Agreement.

     C. NET WORTH. The Guarantors have a combined net worth in excess of $1,000,000,000.

     D. LIABILITIES. The combined Total Liabilities of the Guarantors are not in excess of $200,000,000. As used herein the term "Total Liabilities" shall mean the total liabilities of the Guarantors, including all character of debt and obligation, present, current, future, fixed, absolute, contingent or likely.

     E. ASSETS. The Guarantors have combined and unencumbered cash and cash equivalents (as determined in accordance with generally accepted accounting principles) of at least $400,000,000 (the "Liquid Assets"). At least seventy-five percent (75%) of the Liquid Assets are direct obligations of, or obligations the full and timely payment of which is fully and unconditionally guaranteed by, the United States of America.

     F. INVESTIGATION. The Guarantors are fully aware of the financial condition of the Borrower and are executing and delivering this Agreement based solely upon the Guarantors' own independent investigation of all matters pertinent thereto, and the Guarantors are not relying in any manner upon any representation or statement of the Lender.

     The representations and warranties in subsections (a) through (e) above are continuing representations and warranties of the Guarantors, and the Guarantors covenant to provide the Lender with immediate written notice if any such representation or warranty is no longer true.

     SECTION XX. COVENANTS OF GUARANTORS. The Guarantors agree that until payment in full of all of the Obligations and the termination of this Agreement in accordance with Section 16 hereof, each of the Guarantors will furnish to the Lender, as soon as practical, from time to time, such information regarding the financial condition of such Guarantor as the Lender may reasonably request.

     SECTION XXI. BRIDGE LOAN REPAID. By acceptance of this Agreement the Lender acknowledges that the Bridge Loan (as defined in the Original Credit Agreement) has been paid in full and that the Bridge Guaranty (as defined in the Original Credit Agreement) has been terminated, subject to the provisions of
Section 17 of the Bridge Guaranty.


                      [SIGNATURES APPEAR ON THE FOLLOWING PAGES]

     IN WITNESS WHEREOF, each of the Guarantors has executed this Agreement on the date of the acknowledgment of said Guarantor's signature set forth below, although this Agreement is dated as of November 12, 1997, for purposes of convenient reference.


                                             ________________________________
                                             JOHN W. KLUGE, individually


STATE OF ________             )
                              )
________ COUNTY               )

     I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that JOHN W. KLUGE, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he has executed the same voluntarily on the date of this acknowledgment.

     Given under my hand and official seal, this the _____ day of November, 1997.


                                             ________________________________
                                             Notary Public

[AFFIX SEAL]

My commission expires: ________________________

                                             ________________________________
                                             STUART SUBOTNICK, individually


STATE OF ________             )
                              )
________ COUNTY               )

     I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that STUART SUBOTNICK, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he has executed the same voluntarily on the date of this acknowledgment.

     Given under my hand and official seal, this the _____ day of November, 1997.


                                             ________________________________
                                             Notary Public

[AFFIX SEAL]

My commission expires: ________________________